NCM CAPITAL INVESTMENT TRUST

NCM Capital Mid-Cap Growth Fund

Supplement to the Prospectus and
Statement of Additional Information Dated July 1, 2010

April 29, 2011

NCM Capital Advisers, Inc. (the “Advisor”) has entered into a Second Amended and Restated Expense Limitation Agreement with the NCM Capital Mid-Cap Growth Fund (the “Fund”) under which it has agreed effective April 30, 2011 to waive its fees and to reimburse other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, Acquired Fund Fees and Expenses, extraordinary expenses, and payments, if any, under the Rule 12b-1 Plan) to not more than 1.10% of its average daily net assets.  Accordingly, effective April 30, 2011 the following disclosures found in the Fund’s Prospectus and Statement of Additional Information, both dated July 1, 2010, are hereby amended and revised  as set forth below.

Prospectus Page 3 – “Fund Summary – Fees  and Expenses of the Fund”

The fee table should be replaced with the following text:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)        None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.85%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	49.62%
Acquired Fund Fees and Expenses	0.03%
Total Annual Fund Operating Expenses(1)	50.75%
Less: Fee Waivers and Expense Reimbursements(2)	49.37%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements(1)(2)	1.38%

(1)
“Total Annual Fund Operating Expenses will not correlate to the Fund’s ratio of expenses to average net assets in the Fund’s Financial Highlights, which reflect the operating expenses of the Fund and do not include “Acquired Fund Fees and Expenses.”

(2)
Annual Fund  Operating  Expenses  have been  restated to reflect that NCM Capital Advisers, Inc. (the “Advisor”) has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive its fees and to reimburse other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, Acquired Fund Fees and Expenses, extraordinary expenses, and payments, if any, under the Rule 12b-1 Plan) to not more than 1.10% of its average daily net assets.  The Expense Limitation Agreement cannot be terminated prior to July 1, 2012 without the approval of the Board of Trustees of the Trust (the “Trustees”).

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses remain the same, and the contractual agreement to waive Management Fees and reimburse other Fund expenses remains in effect only until July 1, 2012.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Period Invested	1 Year	3 Years	5 Years	10 Years
Your Costs	$140	$6,397	$8,238	$8,970

Prospectus Page 10 – “Management of the Fund – Investment Advisor”

The seventh paragraph should be replaced with the following text:

Expense Limitation Agreement.  The Advisor and the Trust have entered into a Second Amended and Restated Expense Limitation Agreement (“Expense Limitation Agreement”) under which the Advisor has agreed to waive its fees and to assume other expenses of the Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions, Acquired Fund Fees and Expenses, extraordinary expenses, and payments, if any, under a Rule 12b-1 Plan) to not more than 1.10% of the average daily net assets of the Fund until July 1, 2012.  It is expected that the Expense Limitation Agreement will continue from year-to-year provided such continuance is specifically approved by a majority of the Trustees who (i) are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), or a party to the Expense Limitation Agreement and (ii) have no direct or indirect financial interest in the operation of the Expense Limitation Agreement.  The Expense Limitation Agreement may also be terminated by the Advisor and the Trust at the end of the then current term upon not less than 90 days’ notice to the other party as set forth in the Expense Limitation Agreement.

Statement of Additional Information Pages 18 and 19 – “Management and Other Service Providers –Advisor”

The fourth paragraph should be replaced with the following text:

As full compensation for the investment advisory services provided to the Fund, the Fund pays the Advisor a monthly management fee based on the Fund’s average daily net assets at the annual rate of 0.85% on the first $250 million, 0.75% on the next $500 million, and 0.65% on assets over $750 million.  In addition, the Advisor and the Trust have entered into an Expense Limitation Agreement under which the Advisor has agreed effective April 30, 2011 to waive its fees and to assume other expenses of the Fund, if necessary, in an amount that limits annual ordinary operating expenses of the Fund (exclusive of interest, taxes, brokerage fees and commissions, acquired fund fees and expenses, extraordinary expenses, and payments, if any, under a Rule 12b-1 Plan) to not more than 1.10% of the average daily net assets of the Fund until July 1, 2012.  As a result, the Fund’s “Total Annual Fund Operating Expenses” (excluding interest, taxes, brokerage fees and commissions, acquired fund fees and expenses, and extraordinary expenses) will be limited to 1.35% of the average daily net assets of the Fund until July 1, 2012, as indicated in the Prospectus.  It is expected that the contractual agreement will continue from year-to-year provided such continuance is approved by the Trustees.  For the fiscal year ended February 28, 2010, the Advisor waived its entire management fee in the amount of $4,010 and reimbursed the Fund for other operating expenses in the amount of $227,933 pursuant to the Expense Limitation Agreement.  For the fiscal year ended February 28, 2009, the Advisor waived its entire management fee in the amount of $3,651 and reimbursed the Fund for other operating expenses in the amount of $251,490 pursuant to the Expense Limitation Agreement.  For the fiscal period ended February 29, 2008, the Advisor waived its entire management fee in the amount of $2,563 and reimbursed the Fund for other operating expenses in the amount of $170,935 pursuant to the Expense Limitation Agreement.

Investors Should Retain This Supplement for Future Reference